UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

MARCUS & MILLICHAP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36155	35-2478370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

23975 Park Sorrento, Suite 400 Calabasas, California 91302
(Address of Principal Executive Offices including Zip Code)

(818) 212-2250

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MMI	New York Stock Exchange (NYSE)

Item 2.02.	Results of Operations and Financial Condition.

On May 7, 2019, Marcus & Millichap, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished on this Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 2, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) and its stockholders cast their votes as follows:

Proposal 1: Election of Directors

The following individuals were elected to serve as directors for a three-year term ending with the 2022 Annual Meeting by the votes shown below:

	For	Withheld	Broker Non-Votes
George M. Marcus	33,642,040	899,552	2,232,565
George T. Shaheen	33,506,697	1,034,895	2,232,565
Don C. Watters	33,809,843	731,749	2,232,565

In addition, the incumbent members of our board of directors (“Board”), Hessam Nadji, Norma J. Lawrence, Nicholas F. McClanahan and William A. Millichap, will continue to serve as our directors following the Annual Meeting.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for 2019

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 was ratified by the votes shown below:

For	Against	Abstain	Broker Non-Votes(1)
36,722,826	33,456	17,875	0

(1) Pursuant to the rules of the New York Stock Exchange, Proposal 2 constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Proposal 3: Advisory Vote on Executive Compensation

The non-binding resolution regarding the compensation paid to the Company’s named executive officers (the “say-on-pay vote”) was approved by the votes shown below:

For	Against	Abstain	Broker Non-Votes
33,068,554	1,453,642	19,396	2,232,565

Proposal 4: Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

The Company’s stockholders cast their votes with respect to the non-binding advisory vote on the frequency of future say-on-pay votes as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
33,558,764	1,526	961,137	20,165	2,232,565

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold a say-on-pay vote every year until the next required non-binding advisory vote on the frequency of holding future say-on-pay votes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by the Company entitled “Marcus & Millichap, Inc. Reports Results for First Quarter 2019” dated May 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCUS & MILLICHAP, INC.

Date: May 7, 2019	By:	/s/ Martin E. Louie
Martin E. Louie
Chief Financial Officer

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